Exhibit 99.1

N E W S    R E L E A S E

FOR IMMEDIATE RELEASE	Contact:	Steven E. Nielsen, President and CEO
H. Andrew DeFerrari, Senior Vice President and CFO
(561) 627-7171

Palm Beach Gardens, Florida	September 10, 2015

DYCOM INDUSTRIES ANNOUNCES PRICING
OF CONVERTIBLE SENIOR NOTES

Palm Beach Gardens, Florida, September 10, 2015 – Dycom Industries, Inc. (NYSE: DY) today announced the pricing of $420 million aggregate principal amount of convertible senior notes due 2021. The size of the offering was increased by $20 million from the previously announced offering size of $400 million. The notes are being offered only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (“Securities Act”). Dycom has also granted the initial purchasers an option to purchase up to an additional $65 million aggregate principal amount of notes solely to cover over-allotments.

The notes will be convertible into shares of Dycom’s common stock, cash or a combination thereof, at Dycom’s option, at an initial conversion rate of 10.3211 shares of Dycom’s common stock per $1,000 principal amount of notes (which is equivalent to an initial conversion price of approximately $96.89 per share of Dycom’s common stock), representing an initial conversion premium of approximately 30.0% above the closing price of $74.53 per share of Dycom’s common stock on September 9, 2015. The conversion rate is subject to adjustment in certain circumstances, including in connection with specified fundamental changes. Holders of the notes will have the right to require Dycom to repurchase all or a portion of their notes on the occurrence of a fundamental change (as defined in the indenture governing the notes) at a price of 100% of their principal amount plus any accrued and unpaid interest. The notes will pay interest semiannually at an annual rate of 0.75%. The notes will mature on September 15, 2021, unless repurchased or converted in accordance with their terms prior to such date. Dycom expects to close the offering on or about September 15, 2015, subject to the satisfaction of various customary closing conditions.

Dycom has also entered into convertible note hedge transactions with counterparties including one or more of the initial purchasers or their respective affiliates (referred to herein as the hedge counterparties) for the purpose of reducing the potential dilution to common stockholders and/or offsetting potential cash payments in excess of the principal amount of the notes. Dycom has also entered into warrant transactions with the same counterparties whereby Dycom sold warrants to purchase (subject to net share settlement provisions) up to the same number of shares of Dycom’s common stock, subject to customary anti-dilution adjustments, with an initial strike price of $130.4275 per share, subject to certain adjustments, which represents a premium of 75.0% above the closing price of Dycom’s common stock on September 9, 2015. The warrants evidenced by the warrant transactions are expected to be settled on a net share basis.

September 10, 2015

Dycom estimates that it will receive net proceeds from the offering of approximately $408.5 million (or approximately $471.7 million if the initial purchasers exercise their option to purchase additional notes in full). Dycom has authorized the repurchase of up to $75 million of its common stock in privately negotiated transactions or in open market transactions and intends to use a portion of the net proceeds to fund such repurchase. Dycom intends to use approximately $60 million of the net proceeds of the notes offering (representing a portion of the $75 million repurchase authorization mentioned above) to repurchase shares of its common stock from purchasers of the notes in privately negotiated transactions concurrently with the notes offering at a price per share equal to the closing price of Dycom’s common stock on September 9, 2015. This activity could have the effect of increasing the market price of Dycom’s common stock, or reducing the size of a decline in the market price of Dycom’s common stock, concurrently with, or shortly following, the pricing of the notes. In addition, Dycom intends to use approximately $296.6 million of the net proceeds to fund the redemption of its 7.125% senior subordinated notes due 2021, to satisfy and discharge the indenture governing Dycom’s 7.125% senior subordinated notes due 2021 in conjunction with the redemption and to pay related fees and expenses. Further, Dycom also intends to use approximately $35.6 million of the net proceeds to pay the cost of its convertible note hedge transactions (taking into consideration the proceeds to Dycom from the warrant transactions described above). If the initial purchasers exercise their option to purchase additional notes solely to cover over-allotments, Dycom may enter into additional warrant transactions and use a portion of the proceeds from the sale of additional notes, together with the proceeds from the additional warrant transactions, to enter into additional convertible note hedge transactions and for general corporate purposes, including possible additional repurchases of shares of its common stock.

In connection with establishing their initial hedge positions with respect to the convertible note hedge transactions and the warrant transactions, Dycom expects that the hedge counterparties and/or their affiliates will enter into various cash-settled over-the-counter derivative transactions with respect to Dycom’s common stock concurrently with, or shortly following, the pricing of the notes; and may unwind these cash-settled over-the-counter derivative transactions and purchase shares of Dycom’s common stock in open market transactions shortly following the pricing of the notes. These activities could have the effect of increasing the market price of Dycom’s common stock, or reducing the size of a decline in the market price of Dycom’s common stock, concurrently with, or shortly following, the pricing of the notes.

In addition, Dycom expects that the hedge counterparties and/or their affiliates will modify their hedge positions with respect to the convertible note hedge transactions and the warrant transactions from time to time after the pricing of the notes, and are likely to do so during any observation period, by purchasing and/or selling shares of Dycom’s common stock and/or other securities of Dycom’s, including the notes, in privately-negotiated transactions and/or open market transactions or by entering into and/or unwinding various over-the-counter derivative transactions with respect to Dycom’s common stock. Any of these activities could adversely affect the market price of Dycom’s common stock and/or the trading price of the notes and, consequently, holders’ ability to convert the notes and/or the value of the consideration that holders receive upon conversion of the notes.

The notes and the common stock of Dycom issuable upon conversion of the notes have not been and will not be registered under the Securities Act or any applicable state or foreign securities laws, and unless so registered, may not be offered or sold in the United States, except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

September 10, 2015

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities law of any such jurisdiction.

About Dycom Industries, Inc.

Dycom is a leading provider of specialty contracting services throughout the United States and in Canada. These services include program management, engineering, construction, maintenance and installation services to telecommunications providers, underground facility locating services to various utilities, including telecommunications providers, and other construction and maintenance services to electric and gas utilities.

Safe Harbor for Forward-Looking Statements

Some statements set forth in this press release regarding Dycom’s offering of convertible senior notes due 2021, contain forward-looking statements that are subject to change.  These forward-looking statements are subject to risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Some of the factors which could cause results to differ materially from the expectations expressed in these forward-looking statements include the following:  changes in the markets and market prices that may affect the expected effects of the offering, the note hedge transactions and the warrant transactions, Dycom’s ability to effectively execute its business and capital plans, changes in general economic and market conditions, including the stock market, changes in interest rates, including interest rate resets and other factors described in Dycom’s filings with the Securities and Exchange Commission (including Dycom’s Annual Report on Form 10-K for the year ended July 25, 2015). The forward-looking statements in this press release are qualified by these risk factors. These are factors that, individually or in the aggregate, could cause actual results to differ materially from expected and historical results. Although Dycom believes that these forward-looking statements and information are based upon reasonable assumptions and expectations, readers should not place undue reliance on them, or any other forward-looking statements or information in this news release. If any of these risks or uncertainties materializes, the potential benefits of the offering of convertible senior notes may not be realized, Dycom’s operating results and financial performance could suffer, and actual results could differ materially from the expectations described in these forward-looking statements. There is no assurance that the offering of the convertible senior notes will be completed or completed as described above. These forward-looking statements speak only as of the date of this press release. Dycom assumes no obligation to update these forward-looking statements except as required by law.